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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549


                                   FORM 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)           MAY 17, 1996
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                   WASHINGTON REAL ESTATE INVESTMENT TRUST
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            (Exact name of registrant as specified in its charter)


     District of Columbia                 1-6622                53-0261100
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(State or other jurisdiction of      (Commission File    (IRS Employer
 incorporation                        Number              Identification Number)


    10400 Connecticut Avenue, Kensington, Maryland                20895
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    (Address of principal executive offices)                    (Zip Code)



Registrant's telephone number, including area code (301)929-5900
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ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

     On May 17, 1996 WRIT Limited Partnership, a majority owned subsidiary of WRIT, purchased Maryland Trade Center I and II, office buildings containing 349,813 rentable square feet located in Greenbelt, Maryland from the State of California Public Employees' Retirement System, for a purchase price of $28,000,000. The purchase price was paid out of an advance from WRIT's unsecured line of credit with Crestar Bank and its' participant, Signet Bank/Virginia. On date of acquisition, the center was 98.5% leased. Major tenants include NationsBank, OAO, Orbital Sciences Corporation, Lockheed Martin Corporation, TRW and various law and accounting firms.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

       (a)  Financial Statements of Businesses Acquired

            The acquisition, when aggregated with a previously reported acquisition completed on March 13, 1996, constitutes the acquisition of a "significant amount of assets" as defined in regulation S-X. It is impracticable for WRIT to provide the required financial statements for the substantial majority of the assets acquired at the time this report is being filed. The required financial statements will be filed promptly, and in any event within 60 days after the required filing date of this report.

       (b)  Pro Forma Financial Information

            It is impracticable for WRIT to provide the required pro forma financial information at the time this report is being filed. The required pro forma financial information will be filed promptly, and in any event within 60 days after the required filing date of this report.

       (c)  Exhibits

            Credit agreement dated July 27, 1995 among Washington Real Estate Investment Trust as borrower, Crestar Bank, as Lender, Signet Bank/Virginia, as Lender, and Crestar Bank as Agent.
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                                  SIGNATURES



       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                  WASHINGTON REAL ESTATE INVESTMENT TRUST
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                                              (Registrant)



                                  By: /s/ Laura M. Franklin
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                                            (Signature)


                                      Laura M. Franklin
                                      Vice President &
                                      Chief Accounting Officer



      May 31, 1996
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         (Date)